Offerings - Offering: 1	Apr. 01, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	1,375
Proposed Maximum Offering Price per Unit | shares	1,000
Maximum Aggregate Offering Price | $	$ 1,375,000
Fee Rate	0.01531%
Amount of Registration Fee | $	$ 210.51
Offering Note
[1]	Fee Per Rule 457(r)